UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-3056

TRIDAN CORP.
(Exact name of registrant as specified in charter)

c/o Sichenzia Ross Ference LLP
1185 Avenue of the Americas, 37th floor, New York, NY 10036
(Address of principal executive offices)

c/o Sichenzia Ross Ference LLP
1185 Avenue of the Americas, 37th floor, New York, NY 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 239-0515

Date of fiscal year end:	April 30, 2019

Date of reporting period:	April 30, 2019

Item 1.	Reports to Stockholders.

Attached on the following pages is a copy of the registrant’s annual report as of April 30, 2019 transmitted to stockholders.

TRIDAN CORP.
P.O. Box 634, New City, N.Y. 10956
(212) 239-0515

ANNUAL REPORT

June 28, 2019

Dear Shareholder:

I am pleased to provide this annual report of Tridan Corp. for the fiscal year ended April 30, 2019, including the enclosed audited financial report for that period and for the corresponding period in 2018.  Also enclosed are the notice of meeting, proxy statement for this year’s annual shareholders meeting on July 16, 2019, form of proxy, and the company’s privacy policy.

A schedule of the company’s portfolio holdings at April 30, 2019, consisting entirely of municipal obligations, is included in the financial report.  The company invests exclusively in non-voting securities.  The company files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q.  The company’s Forms N-Q are available on the Commission’s website at http://www.sec.gov.  They may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The net asset value per share at April 30, 2019 was $12.18, compared with $11.91 at April 30, 2018.  Net investment income per share was $.18, for the year ended April 30, 2019, compared with $.19 for the year ended April 30, 2018.  Distributions to shareholders amounted to $.19 per share for fiscal 2019, compared to $.20 for fiscal 2018.

At the company’s last annual meeting on July 17, 2018, the reappointment of Mazars USA LLP as the company’s auditors for the fiscal year ending April 30, 2019 was ratified by the shareholders as follows:

Shares Voted For	2,936,745.3928
Shares Voted Against	10.0000
Shares Abstaining	None

Also at the last annual meeting on July 17, 2018, the then incumbent directors, all of whom are named below, were all reelected to serve as directors until the next annual meeting of shareholders, or until their successors are elected and have qualified.

TRIDAN CORP.
June 28, 2019
Page – 2 –

	Shares Voted For	Shares Withheld

Peter Goodman	2,936,755.3928	----
Mark Goodman	2,936,755.3928	----
Paul Kramer	2,936,449.9583	305.4345
Russell J. Stoever	2,936,449.9583	305.4345
Joan G. Rall	2,936,449.9583	305.4345
Warren Pelton*	2,936,755.3928	----

*Warren Pelton passed away on December 7, 2018.  At the meeting of the Board of Directors held on March 7, 2019, consideration was given to the vacancy on the Board of Directors created by the death of Warren Pelton.  Prior to his death, the company functioned with six directors.  No action was taken to add an additional member to the Board of Directors to replace Mr. Pelton.

Mr. Pelton was also the company’s Vice President and Treasurer at the time of his death.  At the meeting of the Board of Directors held on March 7, 2019, after discussion of the need to fill the vacancy in these offices, Mark Goodman was elected as Vice President and Treasurer of the company.

The following Tables A and B set forth information concerning the directors, and Table C sets forth information concerning non-director officers of the company. The Table A directors (Mark Goodman and Peter Goodman) are “interested persons” as defined in Section 2(a)19 of the Investment Company Act of 1940, and the Table B directors (Messrs. Kramer and Stoever and Ms. Rall) are not.  Peter Goodman and his son Mark Goodman are “interested persons” because each of them is an officer and holder of more than 5% of the shares of the company

Table A

Name, Address and Age	Positions in Tridan Corp.	Director Since	Principal Occupations During Past 5 Years	Number of Portfolios Overseen	Other Directorships During Past 5 Years

Interested Persons:

Peter Goodman 65 Wendover Road Rye, NY 10580 Age 93	Director and President	1980	President, Tridan Corp.	1	None

Mark Goodman (Son of Peter Goodman) 7 Porters Cove Road Hingham, MA 02043 Age 65	Director	1999	Pianist and Teacher	1	None

TRIDAN CORP.
June 28, 2019
Page – 3 –

Table B

Name, Address and Age	Positions in Tridan Corp.	Director Since	Principal Occupations During Past 5 Years	Number of Portfolios Overseen	Other Directorships During Past 5 Years

Disinterested Persons:

Paul Kramer 330 East 33rd Street, #20C New York, NY 10016 Age 87	Director and Audit Committee Chairman	2004	Financial Advisory Services; Partner, Kramer Love & Cutler, LLP (certified public accountants)	1	None

Joan G. Rall 55 East 9th Street, #11F New York, NY 10003 Age 65	Director and Audit Committee Member	2017	Partner, Ernst & Young LLP (certified public Accountants)	1	None

Russell Jude Stoever 15 Rockleigh Road Rockleigh, NJ 07647 Age 74	Director and Audit Committee Member	1995	Vice-President, Stoever Glass & Co., Inc. (a registered broker-dealer)	1	None

Table C

Name, Address and Age	Positions in Tridan Corp.	Principal Occupations During Past 5 Years	Number of Portfolios Overseen	Other Director- ships Held

Non-director Officers:

Robert Birnbaum 1185 Avenue of the Americas New York, NY 10036 Age 82	Secretary and Chief Compliance Officer	Attorney	None	None

The board of directors governs the Company and is responsible for protecting the interests of shareholders.  The directors meet periodically throughout the year to oversee the Company’s activities and review its performance.  Each of the directors is committed to regular and active participation in board and committee meetings.  The board believes that, collectively, the directors have balanced and diverse experience, qualifications, attributes, and skills which allow the board to operate effectively in governing the Company and protecting the interests of shareholders.  Information about the specific experience, skills, attributes and qualifications of each director is provided below.

TRIDAN CORP.
June 28, 2019
Page – 4 –

Peter Goodman – Mr. Goodman is the principal shareholder, a director and chief executive officer of Tridan Corp., and also held those positions in its wholly-owned subsidiary Danskin, Inc. prior to sale of the business in 1980 and Tridan’s conversion to an investment company.  He is skilled in business, thoroughly familiar with the company’s history and its activities, and has had extensive experience in securities investments, including municipal bonds.

Joan G. Rall - Ms. Rall has been a director since June 15, 2017.  She is a certified public accountant and recently retired from a career with Ernst & Young LLP as an Assurance and Advisory Partner. She has extensive experience in accounting, auditing, enterprise risk management, technology risk and assurance, and personnel management. She is an Adjunct Professor of Accounting at NYU, and is also Co-Founder and Chief Administrative Officer of a biotech startup, Genusetics Inc.

Russell J. Stoever – Mr. Stoever has been a director since 1995.  He is vice president and sales manager of Stoever, Glass & Co., Inc., a registered broker-dealer.  He has been employed there since 1971 and became a principal of that corporation in 1982, with involvement in all aspects of municipal finance.  He is not an “interested person” of Tridan Corp., as defined in the Investment Company Act, in that he does not execute any portfolio transactions for, or engage in any principal transactions with, Tridan or its investment adviser or any accounts over which the adviser has brokerage placement discretion, or any other investment company having the same investment adviser.  Mr. Stoever brings to the board a keen analysis of economic and market conditions and trends, and his views concerning portfolio management.

Mark Goodman – Mr. Goodman has been a director since 1999.  He is the son of Peter Goodman, and has been a shareholder of Tridan since before its 1980 conversion to an investment company.  He is knowledgeable in the history and activities of the Company, and has also had broad investment experience in fixed income securities, including municipal bonds.

Paul Kramer – Mr. Kramer has been a director since 2004.  He has extensive experience as a certified public accountant and is expert in the fields of corporate governance, executive management, corporate restructuring, audit committee functions and related activities.  He has served on the board of directors of a number of publicly-held corporations over the years.  Mr. Kramer brings his skill and leadership abilities to his positions as a director and as chairman of Tridan’s audit committee.

No director or officer received any compensation from the Company during the last fiscal year, except for the fees of $12,000 paid during each year to each director (except Warren Pelton, who received $6,000), plus an additional $5,000 to Paul Kramer as chairman of the audit committee.  The Company does not have any bonus, profit sharing, or other compensation plan, contract or arrangement with anyone, nor any pension or retirement plan; nor has the Company ever granted to anyone any option, warrants or other rights to purchase securities.

TRIDAN CORP.
June 28, 2019
Page – 5 –

All executive officers of the Company as a group (two persons) received compensation (comprised solely of said directors' fees) aggregating $24,000 during fiscal 2018 (which excludes professional fees paid to the law firm where Robert Birnbaum, secretary of the Company, is of counsel).

Additional information about directors may be requested by any shareholder without charge, by telephoning the company’s secretary, Robert Birnbaum, collect at 212-930-9700, extension 889.

Sincerely

TRIDAN CORP.

/s/ Peter Goodman

Peter Goodman, President

Tridan Corp.
Financial Statements
April 30, 2019 and 2018

Tridan Corp.
Contents
April 30, 2019 and 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Tridan Corp.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Tridan Corp. (the “Company”), including the schedules of investments in municipal obligations, as of April 30, 2019 and 2018, the related statements of operations for the years then ended, the statements of changes in net assets for each of the three years in the three-year period ended April 30, 2019, and the financial highlights for each of the five years in the five-year period ended April 30, 2019, and the related notes, collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Company as of April 30, 2019 and 2018, the results of its operations for the years then ended, the changes in its net assets for each of the three years in the three-year period ended April 30, 2019, and financial highlights for each of the five years in the five-year period ended April 30, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchanges Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights and other data are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned, as of April 30, 2019 and 2018, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Company’s auditor since 1980.

New York, New York
June 21, 2019

Tridan Corp. Statements of Assets and Liabilities April 30, 2019 and 2018

	2019	2018
Assets
Investments in municipal obligations, at fair value (original cost - $36,815,003 and $37,205,662, respectively) (amortized cost - $34,537,862 and 34,987,118, respectively)	$35,583,277	$35,208,242
Cash and cash equivalents	1,252,763	740,959
Accrued interest receivable	466,848	532,203

Total assets	37,302,888	36,481,404

Liabilities
Accrued liabilities:
Accrued investment advisory and custodian fees	38,563	38,264
Accrued fees - affiliate	18,727	19,174
Accrued other	12,490	13,870
Common stock redemption payable	11,970	7,205

Total liabilities	81,750	78,513

Net assets	$37,221,138	$36,402,891

Analysis of net assets
Common stock, at $.02 par value, 6,000,000 shares authorized, 3,199,100 shares issued at April 30, 2019 and 2018	$63,982	$63,982
Paid-in capital	37,816,314	37,816,314
Treasury stock, 143,642.8478 shares and 141,346.4988 shares at April 30, 2019 and 2018, respectively	(1,724,450)	(1,697,081)
Distributable earnings:
Undistributed (Overdistributed) net investment income	5,025	(1,445)
Undistributed capital gains	14,856	-
Unrealized appreciation of investments, net	1,045,411	221,121

Net assets [equivalent to $12.18 and $11.91 per share, respectively,based on 3,055,457.1522 shares and 3,057,753.5012 shares of common stock outstanding, respectively]	$37,221,138	$36,402,891

The accompanying notes are an integral part of these financial statements.

Tridan Corp. Schedules of Investments in Municipal Obligations April 30, 2019 and 2018

	2019			2018
	Principal Amount	Amortized Cost	Fair Value	Principal Amount	Amortized Cost	Fair Value
New York Municipal Bonds

N.Y.S. Dormitory Authority Revs
Non St Supported Debt St Johns University - Insured Series C
5.25% due July 1, 2021	$1,000,000	$1,018,357	$1,074,090	$1,000,000	$1,026,691	$1,092,690

Met Transportation Authority
NY Revenue Transportation Climate Bond A 2 Agm Credit
5.0% due November 15, 2027	300,000	348,947	354,573	-	-	-

New York New York City Transitional Future
Tax Secured Subordinated Series E 1
(Par Call February 1, 2026)
5.25% due February 1, 2031	1,000,000	1,175,265	1,179,340	-	-	-

NY St Urban Development Corporation Revenue
Revenue St Personal Income Tax Series A
5.0% due March 15, 2031	750,000	872,748	901,432	-	-	-

NYS Dormitory Authority Revenues
Non School Dists Bond Financing Program Series A
(Par Call October 1, 2026)
5.0% due October 1, 2033	1,000,000	1,134,896	1,187,900	-	-	-

New York St Dormitory Authority Sales Tax
Revenue St Supporteducation Debt Series C
5.0% due March 15, 2035	1,250,000	1,450,368	1,508,700	-	-	-

Triborough Bridge And Tunnel Authority N
General Mta Bridges And Tunnels
5.0% due November 15, 2035	1,015,000	1,167,548	1,208,104	-	-	-

Erie County NY Fiscal
Stability Sales Tax And St Aid Secured Series A
5.0% due June 15, 2024	165,000	192,640	192,869	165,000	198,029	190,189

Metropolitan Transportation Authority New York
Refunding Transportation Climate Bond Cerified
5.0% due November 15, 2027	1,250,000	1,504,459	1,524,788	1,250,000	1,534,209	1,475,300

Erie County NY Fiscal
Stability Sales Tax And St Aid Secured Series A
(Par Call June 15, 2027)
5.0% due June 15, 2029	1,000,000	1,196,753	1,230,070	1,000,000	1,220,958	1,188,350

Brookhaven New York Refunding
4.00% due March 15, 2023	1,000,000	1,108,815	1,098,350	1,000,000	1,136,687	1,082,190

Saratoga County NY
Refunding Public Improvement
5.00% due July 15, 2023	100,000	119,176	114,386	100,000	122,933	114,060

New York New York City Trust Cultural Museum
Modern Art Series 1 E
4.00% due February 01, 2023	400,000	441,747	437,532	400,000	452,837	432,088

The accompanying notes are an integral part of these financial statements.

Tridan Corp. Schedules of Investments in Municipal Obligations April 30, 2019 and 2018

	2019			2018
	Principal Amount	Amortized Cost	Fair Value	Principal Amount	Amortized Cost	Fair Value

Brookhaven New York Refunding
5.00% due March 15, 2025	$500,000	$587,922	$598,740	$500,000	$602,876	$582,555

Erie County New York Industrial Development Agency
School Refunding City School District Buffalo Project
5.00% due May 01, 2025	750,000	904,218	895,815	750,000	927,633	875,970

New York New York City Trust Cultural
Museum Modern Art Series 1 E
4.00% due April 01, 2026	500,000	573,252	577,545	500,000	584,183	553,540

New York St Environmental Facilities
Subordinated Revolving Fds Series A
5.00% due June 15, 2026	1,300,000	1,514,627	1,600,157	1,300,000	1,544,711	1,544,803

Utility Debt Securitization Restructuring Series A
5.00% due December 15, 2026	500,000	567,601	589,290	500,000	580,645	578,120

Bethlehem NY Central School District
Refunding Series A
4.0% due January 15, 2021	500,000	513,683	520,845	500,000	521,649	525,360

Rockville Centre New York
Refunding Public Improvement
4.0% due June 15, 2022	200,000	215,046	216,050	200,000	218,591	214,508

Rhinebeck NY Central School District
Refunding Series B
(Par Call June 15, 2023)
4.0% due June 15, 2025	535,000	561,748	576,602	535,000	568,214	566,458

New York New York City Municipal Water Finance
2 Nd General Fiscal 2010 Series Bb
(Par Call June 15, 2019 @100)
5.0% due June 15, 2027	500,000	500,390	502,090	500,000	503,418	516,965

New York New York City Transitional Prerefunded Future Tax Secs
(Par Call November 1, 2019 @100):
5.0% due November 1, 2020	500,000	505,879	508,770	500,000	512,027	523,572

5.0% due November 1, 2021	-	-	-	1,000,000	1,020,920	1,047,820

Greece NY Central School District
Refunding Series B
(Par Call December 15, 2022 @100)
5.0% due December 15, 2023	500,000	537,021	557,710	500,000	546,663	556,740

Nassau County New York
General Improvement Series C
(Par Call October 1, 2020 @100)
4.0% due October 1, 2022	550,000	554,575	567,358	550,000	558,639	571,164

N.Y.S. Dormitory Authority
St Personal Income Tax Revenue Refunding Education Series B
5.5% due March 15, 2026	200,000	234,580	248,240	200,000	239,605	241,504

The accompanying notes are an integral part of these financial statements.

Tridan Corp. Schedules of Investments in Municipal Obligations April 30, 2019 and 2018

	2019			2018
	Principal Amount	Amortized Cost	Fair Value	Principal Amount	Amortized Cost	Fair Value

N.Y.S. Dormitory Authority Revenues
St Mental Health Services Facilities A
(Par Call August 15, 2020 @100)
5.0% due August 15, 2023	$420,000	$420,542	$438,005	$420,000	$421,522	$448,690

New York New York Series E
5.0% due August 1, 2023	510,000	519,288	531,405	510,000	526,657	544,139

New York New York Series E
5.0% due August 1, 2026	350,000	350,241	352,958	350,000	350,950	363,433

Port Authority of New York and New Jersey
Consolidated Eighty Fifth Series
5.375% due March 1, 2028	150,000	152,770	177,012	150,000	153,083	174,171

Wantagh NY Union
Free School District Refunding
5.0% due September 1, 2021	550,000	581,441	594,490	550,000	594,847	604,010

Central Islip NY Union Free
School District Refunding
5.0% due July 15, 2022	750,000	817,865	826,470	750,000	838,804	836,070

Syosset NY Central School
District Refunding Series B
5.0% due December 15, 2022	125,000	132,491	140,458	125,000	135,075	140,759

Brentwood NY Union Free School
District Refunding
5.0% due January 15, 2023	430,000	453,026	483,522	430,000	459,826	483,702

Battery Park City Authority New York
Revenue Senior Series A
5.0% due January 15, 2029	140,000	148,193	159,879	140,000	150,418	159,027

Connetquot Central School District New York
District Refunding
5.0% due January 15, 2024	400,000	425,138	464,068	400,000	430,466	456,712

Syosset New York Central School District
Refunding Series B
5.0% due December 15, 2022	435,000	463,438	484,721	435,000	470,089	485,577

5.0% due December 15, 2022	300,000	317,496	333,954	300,000	321,587	334,323

New York New York City Transitional Future Tax
Subordinated Subordinated Series C 1
5.0% due November 1, 2026	550,000	577,458	612,029	550,000	585,276	611,859

Utility Debt Securitization Restructuring Series E
5.0% due December 15, 2028	500,000	526,123	572,990	500,000	532,173	569,075

Western Nassau County New York Water Series A
(Par call April 01, 2025 @ 100)
5.0% due April 01, 2028	100,000	110,887	116,074	100,000	112,723	113,269

The accompanying notes are an integral part of these financial statements.

Tridan Corp. Schedules of Investments in Municipal Obligations April 30, 2019 and 2018

	2019			2018
	Principal Amount	Amortized Cost	Fair Value	Principal Amount	Amortized Cost	Fair Value

Tompkins County New York Refunding
Public Improvement Series B
(Par call December 15, 2024 @ 100)
5.0% due December 15, 2027	$500,000	$567,407	$588,950	$500,000	$579,367	$578,120

Gates Chili New York Central School
District Refunding
(Par call June 15, 2025 @ 100)
5.0% due June 15, 2027	200,000	230,394	235,616	200,000	235,348	230,306

Mattituck Cutchogue New York Union Refunding Series A
(Par call July 15, 2025 @ 100)
5.0% due July 15, 2027	365,000	416,933	435,200	365,000	425,287	421,670

Halfmoon New York Refunding Public Improvement
(Par call June 15, 2025 @ 100)
5.0% due June 15, 2027	280,000	319,645	331,282	280,000	326,119	322,820

Putnam County New York Refunding Public Improvement
(Par call January 01, 2026 @ 100)
5.0% due Januyary 01, 2027	135,000	156,367	162,559	135,000	159,546	158,095

Mattituck Cutchogue New York Union Refunding Series A
(Par call July 15, 2025 @ 100)
5.0% due July 15, 2026	280,000	321,751	335,339	280,000	328,468	324,069

Build Nyc Resource Corporation New York
United Jewish Appeal Federation
(Par call July 01, 2024 @ 100)
5.0% due July 01, 2025	320,000	357,592	371,571	320,000	364,516	366,409

Saratoga Springs New York Refunding
Public Improvement
(Par Call February 15, 2023 @ 100)
5.0% due February 15, 2025	225,000	247,891	252,463	225,000	253,211	252,594

Buffalo And Fort Erie New York
Public Bridge Refunding
5.0% due January 01, 2025	410,000	453,928	477,949	410,000	461,626	469,565

Bayport Blue Point New York
Union Free Refunding
5.0% due September 15, 2024	250,000	281,331	295,095	250,000	287,147	288,172

Rensselaer County New York
Refunding Public Improvement
5.0% due September 01, 2024	100,000	120,063	117,918	100,000	122,652	116,075

North Babylon NY UN Free School Dist
(Par call August 1, 2022 @ 100)
5.0% due August 01, 2023	250,000	268,821	276,330	250,000	274,596	278,120

Onondaga County New York Refunding
5.0% due March 15, 2024	285,000	313,323	331,013	285,000	319,124	326,846

Starpoint Central School District New York Refunding
5.0% due June 15, 2020	250,000	257,761	259,845	250,000	264,603	266,288

The accompanying notes are an integral part of these financial statements.

Tridan Corp. Schedules of Investments in Municipal Obligations April 30, 2019 and 2018

	2019			2018
	Principal Amount	Amortized Cost	Fair Value	Principal Amount	Amortized Cost	Fair Value

Plainview Old Bethpage New York Refunding
5.0% due December 15, 2020	$250,000	$256,042	$264,150	$250,000	$259,742	$270,507

Riverhead New York Refunding Public Improvement
4.0% due June 1, 2021	1,005,000	1,037,208	1,054,064	1,005,000	1,052,393	1,063,199

Middle Country Central School District
New York Refunding
5.0% due August 1, 2020	150,000	157,128	156,719	150,000	162,798	160,665

Schenectady County New York Various Purpose
5.0% due December 15, 2020	800,000	846,166	846,344	800,000	874,487	862,848

Schenectady County New York Various Purpose
5.0% due December 15, 2022	300,000	334,685	336,873	300,000	344,240	337,542

Harrison New York Refunding Public Improvement
5.0% due December 15, 2023	100,000	119,266	116,046	100,000	122,607	114,495

St Lawrence County New York Refunding Public Improvement
5.0% due on May 15, 2026	105,000	119,155	123,314	105,000	121,443	120,308

Laurens New York Central School District Refunding
5.0% due July 15, 2030	305,000	328,349	343,137	305,000	332,157	332,581

New York St Dormitory Authority Revenues St Supported Debt City
University System Consolidated 5 Th General A
5.5% due July 1, 2019	1,000,000	1,000,692	1,006,540	1,000,000	1,010,035	1,042,760

N.Y.S. Dormitory Authority Revs
5.5% due May 15, 2018	-	-	-	655,000	653,048	655,884

Sachem Central School District
NY Holbrook Ref Unlimited Tax
5.25% due October 15, 2019	-	-	-	500,000	506,952	524,695

New York St Dormitory Authority St Personal Income
Tax Revenue Refunding Education Series B
(Par Call March 15, 2018 @100)
5.5% due March 15, 2025	500,000	527,306	605,579	500,000	531,948	593,775

City of New York NY Municipal Water
Fin Auth Wtr. & Sewer Rev Fiscal 2009
(Par Call June 15, 2018 @100)
5.625% due June 15, 2024	-	-	-	1,000,000	998,868	1,004,730

N. Y.S. Thruway Authority
St Pers Income Tax Rev Transn
5.25% due March 15, 2019	-	-	-	750,000	755,674	772,470

N.Y.S Dormitory Authority
Revs. Nonst. Supported debt
(Par Call July 1, 2018 @100)
5.0% due July 1, 2029	-	-	-	300,000	300,000	301,624

Build NYC Resource
Corp NY Rev
5.0% due August 1, 2018	-	-	-	135,000	136,383	136,008

Brookhaven NY Unlimited Tax
5.0% due November 15, 2019	-	-	-	450,000	465,490	471,650

NY Bond Bank Agency
SCH Purpose Revenue
5.00% dye December 01, 2019	-	-	-	300,000	319,022	314,745

The accompanying notes are an integral part of these financial statements.

Tridan Corp. Schedules of Investments in Municipal Obligations April 30, 2019 and 2018

	2019			2018
	Principal Amount	Amortized Cost	Fair Value	Principal Amount	Amortized Cost	Fair Value

Queensbury NY Union Free School
District Ref Unlimited Tax
4.0% due December 15, 2018	$-	$-	$-	$225,000	$227,624	$228,116

Clarkstown NY Central
School District
4.0% due May 15, 2019	-	-	-	500,000	513,486	511,500

Longwood, NY School District
5.0% due March 15, 2019	-	-	-	185,000	191,497	190,229

	$31,340,000	$34,537,862	$35,583,277	$32,025,000	$34,987,118	$35,208,242

(*) Represents Percentage of Net Assets			96%			97%

The accompanying notes are an integral part of these financial statements.

Tridan Corp. Statements of Operations Years Ended April 30, 2019 and 2018

	2019	2018
Investment income

Interest	$1,567,919	$1,562,881

Amortization of bond premium and discount - net	(598,110)	(571,222)

Total investment income	969,809	991,659

Expenses

Investment advisory fees	101,633	103,875

Custodian fees	7,270	7,384

Professional fees	132,860	132,175

Directors' fees	71,000	66,500

Administrative and accounting	72,000	72,000

Insurance and other expenses	13,956	17,082

Total expenses	398,719	399,016

Net investment income	571,090	592,643

Realized and unrealized gain on investments

Net realized gain on investments	31,067	20,738

Net unrealized appreciation (depreciation) on investments	824,290	(1,151,307)

Net realized and unrealized (loss) on investments	855,357	(1,130,569)

Net increase (decrease) in net assets resulting from operations	$1,426,447	$(537,926)

The accompanying notes are an integral part of these financial statements.

Tridan Corp. Statements of Changes in Net Assets Years Ended April 30, 2019, 2018 and 2017

	2019	2018	2017

Change in net assets resulting from operations

Net investment income	$571,090	$592,643	$681,930

Net realized gain (loss) on investments	31,067	20,738	18,097

Unrealized appreciation (depreciation) on investments	824,290	(1,151,307)	(1,009,598)

Net increase (decrease) in net assets resulting from operations	1,426,447	(537,926)	(309,571)

Distributions to shareholders from
Net investment income	(564,620)	(583,245)	(676,878)
Capital gains	(16,210)	(28,568)	-

Redemptions of shares
2,296.3490 shares, 1,866.2640 shares and 31,341.4235 shares, respectively	(27,370)	(22,607)	(389,887)

Total increase (decrease) in net assets	818,247	(1,172,346)	(1,376,336)

Net assets
Beginning of year	36,402,891	37,575,237	38,951,573

End of year	$37,221,138	$36,402,891	$37,575,237

The accompanying notes are an integral part of these financial statements.

Tridan Corp.
Notes to Financial Statements
April 30, 2019 and 2018

1.	Significant Accounting Policies

The following is a summary of the significant accounting policies followed by Tridan Corp. (the "Company"), a closed‑end, non‑diversified management investment company, registered under the Investment Company Act of 1940.

Basis of Presentation

The accompanying financial statements are prepared in conformity with U.S. generally accepted accounting principles (“GAAP”). The Company is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification 946, Financial Services - Investment Companies.

Acquisition and Valuation of Investments

Investment transactions are accounted for on the date the securities are purchased/sold (trade date) and interest on securi-ties acquired/sold is included in income from/to the settlem-ent date.  Short-term investments are stated at cost, which is equivalent to fair value.

Fair values for the Company's investments in municipal obligations have been determined based on the bid price of the obligation.  Securities for which quotations are not readily available are valued at fair value as determined by the board of directors.  There were no securities valued by the board of directors, for which quotations were not readily available, as of April 30, 2019 and 2018.

Amortization of Bond Premium or Discount

In determining investment income, bond premiums or discounts are amortized over the remaining term of the obligation.

Income Taxes

It is the Company's policy to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. The Company also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains.  Therefore, no income tax provision would be required.

On December 22, 2017, the Tax Cuts and Jobs Act (the “2017 Act”) was signed into law, which includes a broad range of tax reform proposals affecting businesses in the United States of America, including corporate tax rates, business deductions and international tax provisions. One of the key changes to the tax law was the reduction of the corporate tax rate from 35% to 21%. U.S. GAAP requires deferred tax assets and liabilities to be measured at the tax rates that are expected to apply in the period in which the asset or the liability is settled, based on tax rates that have been enacted by the end of the reporting period.

Tridan Corp.
Notes to Financial Statements
April 30, 2019 and 2018

The Company recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Company’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded.  The Company is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Company identifies its major tax jurisdictions as U.S. Federal, New York State and New York City where the Company makes significant investments.  Generally, the Company’s tax returns are subject to examination by Federal, state and local authorities for a period of three years from the later of the due date of such returns or the actual date the returns were filed.

Interest income from municipal investments is exempt from Federal and state income taxes.

Distributions to Shareholders

Dividends to shareholders from net investment income, if any, are paid quarterly.  Distribution of capital gains, if any, are made at least annually, and as required to comply with Federal excise tax requirements. Dividends to shareholders are determined in accordance with tax regulations and are recorded on the ex-dividend date.

Cash and Cash Equivalents

The Company considers all highly liquid investments purchased with original maturities of 90 days or less to be cash equivalents.

Use of Estimates

The preparation of financial statements, in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates. Significant estimates are used in determining the fair value of investments.

Concentration of Credit Risk

The Company’s financial instruments that are exposed to concentrations of credit risk consist primarily of cash and cash equivalents and investments.  The Company maintains all of its cash on deposit in one financial institution.

At April 30, 2019 and 2018, there was approximately $1,200,000 and $700,000 of cash and cash equivalents held in excess of federally insured limits, respectively. The value of the Company's investments may be subject to possible risks involving, among other things, the continued creditworthiness of the various state and local government agencies and public financing authorities underlying its investments.

Tridan Corp.
Notes to Financial Statements
April 30, 2019 and 2018

Fair value of Financial Instruments

The carrying amounts for accrued interest receivables and accrued liabilities reflected in the financial statements approximate fair value because of the short maturities of these items.  The Company accounts for its investments in municipal obligations in accordance with the accounting guidance for investment companies (FASB ASC 946).  See Note 1 “Acquisition and Valuation of Investments” for a description of the valuation methodology which is unchanged as of April 30, 2019 and 2018.  FASB ASC 820 clarifies the definition of fair value, prescribes methods for measuring fair value, establishes a fair value hierarchy based on the inputs used to measure fair value and expands disclosures about the use of fair value measurements.  The valuation techniques required by FASB ASC 820 are based upon observable and unobservable inputs.  Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect internal market assumptions.

The levels of the fair value hierarchy are as follows:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that a company has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risks, yield curves, default rates, and similar data.

Level 3 –
Unobservable inputs for the asset or liability to the extent that relevant      observable inputs are not available, representing a company’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The Company’s investments in municipal obligations are all considered Level 2 instruments.

The following table presents the Company’s financial assets that are measured at fair value as of April 30, 2019 and 2018:

	Quoted Prices for Identical Instruments in Non-active Markets (Level 2)
	April 30,
	2019	2018

Investments in municipal obligations	$35,583,277	$35,208,242
Total investments at fair value	$35,583,277	$35,208,242

The Company utilizes quoted market prices for its securities owned, when available.  Instruments classified as Level 2 are valued using industry-standard models or other valuation methodologies calibrated to observable market inputs.

Tridan Corp.
Notes to Financial Statements
April 30, 2019 and 2018

These models consider various assumptions regarding the security or securities with similar characteristics, such as trade data, bid price or spread, two sided markets, quotes, benchmark curves, and market data feeds, as well as other measurements.

2.	Cash and Cash Equivalents

Cash and cash equivalents consist of the following:

	April 30,
	2019	2018

Cash and cash equivalents	$1,252,763	$740,959

3.	Accrued Liabilities

Accrued liabilities consist of the following at:

	April 30,
	2019	2018

Accrued investment advisory and custodian fees (a)	$38,563	$38,264
Accrued fees - affiliate (b)	$18,727	$19,174
Accrued other:
Accrued audit fees (c)	$12,125	$12,125
Accrued administrative and accounting expenses	365	1,745
	$12,490	$13,870

(a)
The Company utilizes the services of J.P. Morgan Investment Management, Inc. as its investment advisor and J.P. Morgan Chase Bank N.A. as its custodian for its investment-s.  The annual advisory fee is .28 of one percent and the custody fee is .02 of one percent of the net assets under management.  The fee is computed and payable quarterly, based on the aggregate fair value of the net assets on the last day of each fiscal quarter.

(b)
For the years ending April 30, 2019 and 2018, the Company incurred legal fees of approximately $84,000 and $84,000, respectively, for professional fees paid to the law firm of which an officer of the Company is a member.

(c)	For the years ending April 30, 2019 and 2018, the Company incurred audit fees of approximately $48,000 and $48,000, respectively.

Tridan Corp.
Notes to Financial Statements
April 30, 2019 and 2018

4.	Investment Transactions

Purchases and sales of investments in municipal obligations (excluding short-term and demand investments) amounted to approximately $6,195,000 and $6,077,000, respectively, for the year ended April 30, 2019, and $3,129,000 and $3,868,000, respectively, for the year ended April 30, 2018.

The U.S. Federal income tax basis (aggregate cost) of the Company’s investments, at April 30, 2019 and 2018, was approximately $34,538,000 and $34,987,000, respectively, and net unrealized appreciation, at April 30, 2019 and 2018, for U.S. Federal income tax purposes was approximately $1,045,000 and $221,000, respectively (gross unrealized appreciation of approximately $1,079,000 and $582,000, respectively; gross unrealized depreciation of approximately $34,000 and 361,000, respectively).

5.	Common Stock, Share Redemption Plan and Net Asset Values

At April 30, 2019 and 2018, there were 6,000,000 shares of $0.02 par value common stock authorized of which 3,199,100 had been issued aggregating $63,982.

The Company has a share redemption plan applicable to 22,005 shares and 24,302 shares, respectively, of outstanding common stock, at April 30, 2019 and 2018.  The plan permits eligible shareholders or their estates to have their shares redeemed upon reaching age 65 or upon death.  Shares are redeemed at the net asset value per share, as of the end of the Company's fiscal quarter in which the request for redemption is received.  At April 30, 2019 and 2018, 114,311.9613 shares ($1,359,573) and 112,015.6123 shares ($1,332,205), respectively, have been redeemed under this plan.

The net asset value per share is calculated by dividing the aggregate fair value of all assets less the aggregate fair value of all liabilities by the number of common shares outstanding at the end of the period.

The net asset values per share and the shares outstanding are as follows:

	April 30,
	2019	2018
Net asset value	$12.18	$11.91
Shares outstanding at:
April 30, 2019	3,055,457.1522
April 30, 2018	3,057,753.5012

Tridan Corp.
Notes to Financial Statements
April 30, 2019 and 2018

6.	Distributions

During the years ended April 30, 2019, 2018 and 2017, distributions of $580,830 ($.19 per share), $611,813 ($.20 per share) and $676,878 ($.22 per share), respectively, were declared and paid to shareholders, substantially all of which were exempt from Federal income taxes except for $16,210 in 2019 and $28,568 in 2018 which were treated as capital gains.

The tax character of distributions paid during the years ending April 30, 2019, 2018 and 2017 is as follows:

	2019	2018	2017
Distributions paid from investment income:
Tax-exempt investment income, net	$564,620	$583,245	$676,878
Capital gains	16,210	28,568	-
	$580,830	$611,813	$676,878

As of April 30, 2019, 2018 and 2017, the components of distributable earnings on a tax basis are as follows:

	2019	2018	2017
Under-distributed (over-distributed) tax-exempt investment income, net	$5,025	$(1,445)	$(10,843)
Over-distributed taxable investment income	-	-	-
Undistributed (over-distributed) capital gains (losses)	14,856	-	7,830
Unrealized appreciation of investments, net	1,045,411	221,121	1,372,428

	$1,065,292	$219,676	$1,369,415

Capital loss carryforwards as of April 30, 2019 and 2018, were $0 and $0, respectively. The Company had no capital reclassification related to permanent book/tax differences for years ending April 30, 2019, 2018 and 2017.  There were no significant differences between total GAAP basis net investment income and net realized gain, and actual distributions for the years ended April 30, 2019 and 2018.

Tridan Corp.
Notes to Financial Statements
April 30, 2019 and 2018

7.	Financial Highlights

Selected per share data and ratios are as follows:

	For the Years Ended April 30,
	2019	2018	2017	2016	2015
Per share operating performance:
(For a share of common stock outstanding throughout the year):

Net asset value, beginning of year	$11.91	$12.28	$12.60	$12.52	$12.56

Income from investment operations:
Net investment income	.18	.19	.22	.25	.26
Net realized and unrealized gain (loss) on investments	.28	(.36)	(.32)	.08	(.04)
Total from investment operations	.46	(.17)	(.10)	.33	.22
Less distributions:
Dividends (from net investment income)	(.18)	(.19)	(.22)	(.25)	(.25)
Capital gains	(.01)	(.01)	(.00)	(.00)	(.01)
Total distributions	(.19)	(.20)	(.22)	(.25)	(.26)
Net asset value - end of year	$12.18	$11.91	$12.28	$12.60	$12.52
Per share value - end of year	$12.18	$11.91	$12.28	$12.60	$12.52
*Total investment return	3.87%	(1.43)%	(.80)%	2.64%	1.75%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$37,221	$36,402	$37,575	$38,952	$38,730
Ratio of expenses to average net assets	1.08%	1.08%	1.05%	1.06%	1.06%
Ratio of net investment income to average net assets	1.55%	1.60%	1.78%	1.96%	2.08%
Portfolio turnover rate	16.51%	8.46%	12.37%	5.91%	9.41%
Average (simple) number of shares outstanding (in thousands)	3,057	3,059	3,075	3,092	3,093

* Total investment return is calculated by dividing the change in market value of a share of common stock during the year, assuming the reinvestment of dividends on the payment date, by the per share market value at the beginning of the year and has been recalculated for all prior periods presented.

Item 2.	Code of Ethics

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other person required by applicable SEC rules.  The code of ethics was in effect as of the end of the period covered by this report.  During that period, there were no amendments to the code, and no waivers were granted to anyone from any provision of the code.  A copy of the registrant’s code of ethics is annexed as Exhibit 1 to the registrant’s Form N-CSR dated April 30, 2019, for its fiscal year ended April 30, 2019, filed with the Securities and Exchange Commission.

Item 3.	Audit Committee Financial Expert

The registrant has established an audit committee consisting of three members appointed by the board of directors from the board.  The registrant’s board of directors has determined that the committee chairman, Paul Kramer, is an “audit committee financial expert” and is “independent”, as both terms are defined by applicable SEC rules.

Item 4.	Principal Accountant Fees and Services

Incorporated by reference to the registrant’s proxy statement dated April 30, 2019, filed with the SEC.  See section therein entitled “Relationship with and Ratification of Independent Certified Public Accountants”.

Item 5.	Audit Committee of Listed Registrants.

Not applicable, because the registrant is not a listed issuer.

Item 6.	Investments.

(a)	A schedule of registrant’s investments in securities of unaffiliated issuers as of April 30, 2019 is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable, because the registrant invests exclusively in non-voting securities.

ITEM 8:	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PORTFOLIO MANAGER

The Managing Director for Tridan Corporation (“Fund”) is as follows:

Richard Taormina, Vice President, is the lead portfolio manager of the Tax Aware Strategies Group.  An employee of J.P. Morgan Investment Management Inc. since 1997, he is responsible for managing municipal mutual funds, institutional fixed income accounts, and quantitative analysis.

 PORTFOLIO MANAGER’S OTHER ACCOUNTS MANAGED

The following tables show information regarding other accounts managed by the portfolio manager of the Fund:

	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets

Richard Taormina	7	$8,612,605,000	0	$0	4	$2,458,639,000

	Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets

Richard Taormina	0	$0	0	$0	0	$0

POTENTIAL CONFLICTS OF INTEREST

The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.  Responsibility for managing the Advisor’s and its affiliates’ clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy.  Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimizes the potential for conflicts of interest.

The Advisor and/or its affiliates (“JPMorgan Chase”) perform investment services, including rendering investment advice, to varied clients. The Advisor, JPMorgan Chase and its or their directors, officers, agents, and/or employees may render similar or differing investment advisory services to clients and may give advice or exercise investment responsibility and take such other action with respect to any of its other clients that differs from the advice given or the timing or nature of action taken with respect to another client or group of clients. It is the Advisor’s policy, to the extent practicable, to allocate, within its reasonable discretion, investment opportunities among clients over a period of time on a fair and equitable basis. One or more of the Advisor’s other client accounts may at any time hold, acquire, increase, decrease, dispose, or otherwise deal with positions in investments in which another client account may have an interest from time-to-time.

The Advisor, JPMorgan Chase, and any of its or their directors, partners, officers, agents or employees, may also buy, sell, or trade securities for their own accounts or the proprietary accounts of the Advisor and/or JPMorgan Chase. The Advisor and/or JPMorgan Chase, within their discretion, may make different investment decisions and other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, the Advisor is not required to purchase or sell for any client account securities that it, JPMorgan Chase, and any of its or their employees, principals, or agents may purchase or sell for their own accounts or the proprietary accounts of the Advisor, or JPMorgan Chase or its clients.

The Advisor and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for the Advisor and its affiliates or the portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, the Advisor or its affiliates could be viewed as having a conflict of interest to the extent that the Advisor or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in the Advisor’s or its affiliates’ employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon the Advisor and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Advisor or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. The Advisor and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase the Advisor’s and its affiliates’ overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If the Advisor or its affiliates manage accounts that engage in short sales of securities of the type in which the Fund invests, the Advisor or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, the Advisor or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments the Advisor or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude the Fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Fund’s objectives.

The goal of the Advisor and its affiliates is to meet their fiduciary obligation with respect to all clients. The Advisor and its affiliates have policies and procedures that seek to manage conflicts. The Advisor and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with the Advisor’s Codes of Ethics and JPMorgan Chase and Co.’s Code of Conduct. With respect to the allocation of investment opportunities, the Advisor and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example: Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with the Advisor’s and its affiliates’ duty of best execution for their clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, the Advisor and its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, the Advisor and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Advisor or its affiliates so that fair and equitable allocation will occur over time.

PORTFOLIO MANAGER COMPENSATION

The Adviser’s portfolio managers participate in a competitive compensation program that is designed to attract, retain and motivate talented people and closely link the performance of investment professionals to client investment objectives. The Adviser manages compensation on a total compensation basis, the components being base salary fixed from year to year and a variable discretionary incentive award. Base salaries are reviewed annually and awarded based on individual performance and business results taking into account level and scope of position, experience and market competitiveness. The variable discretionary performance based incentive award consists of cash incentives and deferred compensation which includes mandatory notional investments (as described below) in selected mutual funds advised by the Adviser or its affiliates (“Mandatory Investment Plan”). These elements reflect individual performance and the performance of the Advisor’s business as a whole. Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages, individual contribution relative to client risk and return objectives, and adherence with the Advisor’s compliance, risk and regulatory procedures. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the pre-tax performance of the funds (or the portion of the funds managed by the portfolio manager) is compared to the appropriate market peer group and to the competitive indices the Advisor has identified for the investment strategy over one, three and five year periods (or such shorter time as the portfolio manager has managed the funds). Investment performance is generally more heavily weighted to the long-term.

Deferred compensation granted as part of an employee’s annual incentive compensation comprises from 0% to 60% of a portfolio manager’s total performance based incentive. As the level of incentive compensation increases, the percentage of compensation awarded in deferred incentives also increases. The Advisor’s portfolio managers are required to notionally invest a certain percentage of their deferred compensation (typically 20% to 50% depending on the level of compensation) into the selected funds they manage.  The remaining portion of the non-cash incentive is elective and may be notionally invested in any of the other mutual funds available in the Mandatory Investment Plan which may include JPMorgan restricted stock units, depending on the employee’s election.  When these awards vest over time (typically 3 years), the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds or shares of JPMorgan common stock.

OWNERSHIP OF SECURITIES

Dollar Range of Shares in the Fund
Name	None	$1 - $10,000	$10,001 - $50,000	$50,001 - $100,000	over $100,000
Richard Taormina	X

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable, because the registrant has no equity securities that are registered pursuant to Section 12 of the Securities Exchange Act of 1934.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant does not have in place procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures

(a)
The registrant’s principal executive and principal financial officers have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c)) as of the end of the period covered by this report.  Based on that evaluation said officers have concluded that the registrant’s disclosure controls and procedures are effective to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported within the required time periods.

(b)
There was no change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)	The following exhibits are filed herewith:

(1)
The registrant’s code of ethics described in Item 2 hereof is incorporated by reference to Exhibit 1 to the registrant’s Form N-CSR dated April 30, 2019 for its fiscal year ended April 30, 2019, filed with the Securities and Exchange Commission.

(2)	The separate certifications for the registrant’s principal executive and principal financial officers.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tridan Corp.

By (Signature and Title)	/s/ Peter Goodman
Peter Goodman, President and Chief Executive Officer

Date:	05/14/2019

Pursuant to the requirements of the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Peter Goodman
Peter Goodman, President and Chief Executive Officer

Date:	05/14/2019

/s/ Mark Goodman
Mark Goodman, Treasurer and Chief Financial Officer

Date:	05/14/2019